EX-99.23(n)(5)


                                JNL Series Trust

                               MULTIPLE CLASS PLAN

     This Multiple Class Plan (this "Plan") has been approved pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), by a majority of the Trustees of JNL Series Trust (the "Trust"), a series-type, registered open-end management investment company, with respect to each of the Trust's investment portfolios (each a "Fund") as shown on Schedule A hereto, as amended from time to time.

1. CLASS DESIGNATIONS. Each Fund is authorized to issue from time to time the following classes of shares:

                                    Class A

                                    Class B

                                    Class C.

2. CLASS A SHARES. Class A Shares of a Fund will be offered for sale subject to a 12b-1 Fee, pursuant to the Trust's Distribution Plan (the "Distribution Plan. For purposes hereof, "12b-1 Fee" refers to the fee authorized under the Trust's Distribution Plan, pursuant to Rule 12b-1 under the 1940 Act, that reflects the use of a portion of a Fund's assets to finance shareholder services or certain activities expected directly or indirectly to result in the sale of the relevant Fund's Class A Shares. Imposition of the 12b-1 Fee is subject to any required approval by the Trust's Board of Trustee and/or affected Class A Fund shareholders.

3. CLASS B SHARES. Class B Shares of a Fund will be offered for sale without being subject to a 12b-1 Fee.

4. CLASS C SHARES. Class C Shares will be offered for sale without being subject to any 12b-1 Fee.

5. RELATIVE RIGHTS AND OBLIGATIONS. Each class of shares of a Fund will represent interests in the same portfolio of investments of the Fund and will have in all respects the same rights and obligations as each other class of the Fund, except as otherwise provided herein. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

6. CLASS EXPENSES. Each class of shares of a Fund will pay all of the expenses of an arrangement for shareholder services or the distribution of shares or both that is specific to that class, including the fees and expenses of any plan adopted pursuant to Rule 12b-1 relating to the particular class (including the expenses of obtaining shareholder approval of any such plan or amendment thereto) and any shareholder or administrative services plan or agreement relating to the particular class but not adopted under Rule 12b-1; and each class may, to the extent practicable, pay a different share of other expenses (excluding advisory or custodial fees or other expenses related to the management of the Fund's assets), if such other expenses are actually incurred in a different amount by that class or the class receives services of a different kind or to a different degree than other classes, including any incremental transfer agency fees attributable to the particular class and, consistent with rulings and other published statements of position of the Internal Revenue Service, any expenses of the Fund's operations that are directly attributable to the particular class.

7. INCOME, GAIN, AND LOSSES AND FUND-WIDE EXPENSES. Income, gain, and losses and expenses not allocated to a particular class of shares of a Fund will be allocated in accordance with Rule 18f-3(c) or any successor provision. As a result of differences in allocated expenses, it is expected that the net income of, and dividends payable to, each class of shares will vary. Dividends and distributions paid to each class will be calculated in the same manner, on the same day and at the same time.

8. WAIVERS AND REIMBURSEMENTS. Expenses may be waived or reimbursed by a Fund's adviser, underwriter or any other provider of services to the Fund.

9. CONVERSION FEATURES. Shares of one class of a Fund may not be converted into shares of another class of the same Fund.

10. EXCHANGE PRIVILEGES. Shares of each class of a Fund may be exchanged for shares of the same class of another Fund or, if the other Fund has only one class of shares, for shares of that class, but in either case only to the extent otherwise permitted as described in the prospectus for the particular class of shares, as from time to time in effect.

11. VOTING RIGHTS. Each class of shares of a Fund will have (i) exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and (ii) separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

12. AMENDMENTS. All material amendments to this Plan must be approved pursuant to Rule 18f-3 by a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust.


Adopted November 23, 2004


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                                      A - 4

                                   SCHEDULE A

                              Investment Portfolios

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                         Fund                              Class
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JNL/AIM Large Cap Growth Fund                             Class A
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                                                          Class B
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JNL/AIM Small Cap Growth Fund                             Class A
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                                                          Class B
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JNL/Alger Growth Fund                                     Class A
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                                                          Class B
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JNL/Alliance Capital Growth Fund                          Class A
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                                                          Class B
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JNL/Eagle Core Equity Fund                                Class A
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                                                          Class B
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JNL/Eagle SmallCap Equity Fund                            Class A
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                                                          Class B
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JNL/FMR Balanced Fund                                     Class A
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                                                          Class B
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JNL/FMR Capital Growth Fund                               Class A
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                                                          Class B
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JNL/JPMorgan International Value Fund                     Class A
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                                                          Class B
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JNL/Lazard Mid Cap Value Fund                             Class A
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                                                          Class B
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JNL/Lazard Small Cap Value Fund                           Class A
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                                                          Class B
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JNL/Mellon Capital Management S&P 500 Index Fund          Class A
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                                                          Class B
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JNL/Mellon Capital Management S&P 400 MidCap Index Fund   Class A
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                                                          Class B
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JNL/Mellon Capital Management Small Cap Index Fund        Class A
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                                                          Class B
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JNL/Mellon Capital Management International Index Fund    Class A
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                                                          Class B
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JNL/Mellon Capital Management Bond Index Fund             Class A
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                                                          Class B
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JNL/Mellon Capital Management Enhanced S&P 500 Stock
Index Fund                                                Class A
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                                                          Class B
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JNL/Oppenheimer Global Growth Fund                        Class A
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                                                          Class B
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JNL/Oppenheimer Growth Fund                               Class A
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                                                          Class B
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JNL/PIMCO Total Return Bond Fund                          Class A
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                                                          Class B
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JNL/Putnam Equity Fund                                    Class A
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                                                          Class B
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JNL/Putnam International Equity Fund                      Class A
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                                                          Class B
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JNL/Putnam Midcap Growth Fund                             Class A
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                                                          Class B
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JNL/Putnam Value Equity Fund                              Class A
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                                                          Class B
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JNL/Salomon Brothers High Yield Bond Fund                 Class A
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                                                          Class B
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JNL/Salomon Brothers Strategic Bond Fund                  Class A
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                                                          Class B
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JNL/Salomon Brothers U.S. Government & Quality Bond
Fund                                                      Class A
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                                                          Class B
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JNL/Select Balanced Fund
(formerly JNL/PPM America Balanced Fund)                  Class A
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                                                          Class B
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JNL/Select Large Cap Growth Fund                          Class A
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                                                          Class B
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JNL/Select Global Growth Fund                             Class A
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                                                          Class B
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JNL/Select Money Market Fund
(formerly JNL/PPM America Balanced Fund)                  Class A
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                                                          Class B
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                                                          Class C
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JNL/Select Value Fund
(formerly JNL/PPM America Balanced Fund)                  Class A
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                                                          Class B
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JNL/T. Rowe Price Established Growth Fund                 Class A
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                                                          Class B
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JNL/T. Rowe Price Mid-Cap Growth Fund                     Class A
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                                                          Class B
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JNL/T. Rowe Price Value Fund                              Class A
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                                                          Class B
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JNL/S&P Managed Growth Fund
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JNL/S&P Managed Conservative Fund
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JNL/S&P Managed Moderate Growth Fund
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JNL/S&P Managed Moderate Fund
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JNL/S&P Managed Aggressive Growth Fund
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